UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2014

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.                      Results of Operations and Financial Condition

Explanatory note:  Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") present in this Item 2.02 certain information regarding the impact of changes in the fair values of derivative instruments on its results of operations for the three months ended March 31, 2014 and certain other information regarding its derivative instruments.

The following table summarizes net derivative losses that the Company expects to record in its earnings for the three months ended March 31, 2014:

DERIVATIVE LOSSES, NET
(in millions)

Three Months Ended March 31, 2014
Noncash changes in fair value:
Oil derivative losses	$(66)
NGL derivative gains	1
Gas derivative losses	(27)
Interest rate derivative gains	6
Total noncash derivative losses, net	(86)

Net cash receipts (payments) on settled derivative instruments:
Oil derivative payments	(3)
Gas derivative payments	(19)
Interest rate derivative receipts	4
Total cash derivative payments, net	(18)
Total derivative losses, net	$(104)

Item 7.01                 Regulation FD Disclosure

Oil, NGL and gas price derivatives. The following table presents the Company’s open commodity oil, NGL and gas derivative positions as of April 22, 2014:

	2014			Year Ending December 31,
	Second Quarter	Third Quarter	Fourth Quarter	2015	2016
Average Daily Oil Production Associated with Derivatives (Bbl):
Collar contracts with short puts:
Volume (a)	69,000	69,000	69,000	90,000	25,000
NYMEX price:
Ceiling	$114.05	$114.05	$114.05	$99.04	$93.30
Floor	$93.70	$93.70	$93.70	$88.17	$85.00
Short put	$77.61	$77.61	$77.61	$73.44	$70.00
Swap contracts:
Volume	10,000	10,000	10,000	—	—
NYMEX Price	$93.87	$93.87	$93.87	$—	$—
Rollfactor swap contracts:
Volume	8,352	10,000	10,000	5,000	—
NYMEX roll price (b)	$1.04	$1.10	$1.10	$0.60	$—
Average Daily NGL Production Associated with Derivatives (Bbl):
Collar contracts with short puts (c):
Volume	2,165	3,500	3,500	—	—
Index price
Ceiling	$100.77	$97.93	$97.93	$—	$—
Floor	$91.34	$90.14	$90.14	$—	$—
Short put	$81.02	$81.36	$81.36	$—	$—
Collar contracts (d):
Volume	3,000	3,000	3,000	—	—
Index price
Ceiling	$13.72	$13.72	$13.72	$—	$—
Floor	$10.78	$10.78	$10.78	$—	$—
Swap contracts (e):
Volume	3,000	3,000	1,674	—	—
Price	$48.20	$48.20	$47.95	$—	$—
Average Daily Gas Production Associated with Derivatives (MMBtu):
Collar contracts with short puts:
Volume	115,000	115,000	115,000	285,000	20,000
NYMEX price:
Ceiling	$4.70	$4.70	$4.70	$5.07	$5.36
Floor	$4.00	$4.00	$4.00	$4.00	$4.00
Short put	$3.00	$3.00	$3.00	$3.00	$3.00
Swap contracts:
Volume	195,000	195,000	195,000	20,000	—
NYMEX price (f)	$4.04	$4.04	$4.04	$4.31	$—
Basis swap contracts:
Permian Basin index swap volume (g)	10,000	10,000	10,000	10,000	—
Price differential ($/MMBtu)	$(0.15)	$(0.15)	$(0.15)	$(0.13)	$—
Mid-Continent index swap volume (g)	100,000	120,000	120,000	30,000	—
Price differential ($/MMBtu)	$(0.23)	$(0.22)	$(0.22)	$(0.22)	$—
__________

(a)
Counterparties have the option to extend 5,000 BBLs per day of 2015 collar contracts with short puts for an additional year with a ceiling price of $100.08 per BBL, a floor price of $90.00 per BBL and a short put price of $80.00 per BBL. The option to extend is exercisable by the counterparties on December 31, 2015.

(b)
Represent swaps that fix the difference between (i) each day's price per Bbl of West Texas Intermediate oil "WTI" for the first nearby month less (ii) the price per Bbl of WTI for the second nearby NYMEX month, multiplied by .6667; plus (iii) each day's price per Bbl of WTI for the first nearby month less (iv) the price per Bbl of WTI for the third nearby NYMEX month, multiplied by .3333.

(c)	Represent collar contracts with short puts that reduce the price volatility of natural gasoline forecasted for sale by the Company at Mont Belvieu, Texas-posted prices.

(d)	Represent collar contracts that reduce the price volatility of ethane forecasted for sale by the Company at Mont Belvieu, Texas-posted prices.

(e)	Represent swap contracts that reduce the price volatility of propane forecasted for sale by the Company at Mont Belvieu, Texas-posted prices.

(f)	Represents the NYMEX Henry Hub ("NYMEX HH") index price on the derivative trade date.

(g)
Represent swaps that fix the basis differentials between the index prices at which the Company sells its Permian Basin and Mid-Continent gas, respectively, and the NYMEX HH index price used in gas swap and collar contracts.

Interest rate derivatives. As of April 22, 2014, the Company had interest rate derivative contracts whereby the Company will receive a fixed interest rate of 3.95 percent in exchange for paying a floating interest rate comprised of the three-month LIBOR plus an average rate of 1.11 percent on a notional amount of $400 million through July 15, 2022.

Marketing and basis transfer derivatives. Periodically, the Company enters into buy and sell marketing arrangements to fulfill firm pipeline transportation commitments. Associated with these marketing arrangements, the Company may enter into index swaps to mitigate price risk. The following table presents the Company's open marketing derivative positions as of April 22, 2014:

	2014
	Second Quarter	Third Quarter	Fourth Quarter
Average Daily Production Associated with Marketing Derivatives:
Gas basis swap contracts (MMBtu):
Index swap volume	40,000	40,000	33,370
Price differential ($/MMBtu)	$0.31	$0.31	$0.30
Crude basis swap contracts (Bbl):
Index swap volume	1,676	—	—
Price differential ($/Bbl)	$5.55	$—	$—

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to complete the Company's operating activities, access to and availability of transportation, processing, fractionation and refining facilities, Pioneer's ability to replace reserves, implement its business plans (including plans to complete asset divestments) or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility, derivative contracts and joint ventures and the purchasers of Pioneer's oil, NGL and gas production, uncertainties about estimates of reserves and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, the risks associated with the ownership and operation of an industrial sand mining and oilfield services business and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor,
Vice President and Chief Accounting Officer

Dated: April 23, 2014